UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934
Date of report (Date of earliest event reported): August 18, 2008
FIRST MERCURY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33077	38-3164336

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

29110 Inkster Road Suite 100 Southfield, Michigan	48034

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (800) 762-6837
Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On August 18, 2008, First Mercury Financial Corporation (the “Company”) announced that its Board of Directors had approved a share repurchase program to acquire up to 1,500,000 shares of the Company’s common stock. Purchases under the share repurchase program may be made at the Company’s discretion, subject to market conditions, in the open market, in privately-negotiated transactions or otherwise, including potentially pursuant to a plan adopted under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The share repurchase program has a term of one year and may be modified or discontinued at any time. A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and its incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release issued by First Mercury Financial Corporation on August 18, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MERCURY FINANCIAL CORPORATION

(Registrant)
DATE: August 18, 2008	BY	/s/ John A. Marazza
John A. Marazza
Executive Vice President and Chief Financial Officer